UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

KEARNY FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 244-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KRNY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of Kearny Financial Corp. (the “Company”) was held on October 28, 2021. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Proxy Statement. Of the 76,744,887 shares outstanding and entitled to vote, 67,114,298 shares were present at the meeting in person or by proxy. The final results of the stockholders’ vote are as follows:

1.	Election of directors:

	For	Withheld	Broker Non-Votes
John N. Hopkins	47,031,732	9,992,737	10,089,829
Catherine A. Lawton	55,005,361	2,019,108	10,089,829
Craig L. Montanaro	55,443,306	1,581,163	10,089,829
Leopold W. Montanaro	53,260,668	3,763,801	10,089,829

2.	The approval of the Kearny Financial Corp. 2021 Equity Incentive Plan:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
53,440,013	2,979,927	604,529	10,089,829

3.	The ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2022:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
66,565,912	248,538	299,848	—

4.	An advisory, non-binding resolution to approve the Company’s executive compensation as described in the Proxy Statement:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
54,091,557	2,246,578	686,334	10,089,829

5.	An advisory, non-binding proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
49,920,546	163,167	6,611,798	328,958	10,089,829

In light of the voting results concerning the frequency with which stockholders will vote on the Company’s executive compensation, the Company’s Board of Directors intends that the Company will hold an annual advisory, non-binding vote on its executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEARNY FINANCIAL CORP.

DATE: October 29, 2021	By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer